ADVISORSHARES HOTEL ETF

Schedule of Investments

March 31, 2023 (Unaudited)

Investments	Shares	Value
COMMON STOCKS – 99.0%

Commercial Services – 3.8%
Target Hospitality Corp.*	12,397	$162,896

Entertainment – 7.2%
Marriott Vacations Worldwide Corp.	395	53,270
Monarch Casino & Resort, Inc.	2,736	202,874
Red Rock Resorts, Inc., Class A	1,177	52,459
Total Entertainment		308,603

Internet – 14.8%
Airbnb, Inc., Class A*	1,563	194,437
Booking Holdings, Inc.*	92	244,022
Expedia Group, Inc.*	1,994	193,478
Total Internet		631,937

Lodging – 51.2%
Bluegreen Vacations Holding Corp.	8,068	220,902
Boyd Gaming Corp.	3,440	220,573
Choice Hotels International, Inc.	782	91,642
GreenTree Hospitality Group Ltd. (China)*(a)	47,714	212,327
Hilton Grand Vacations, Inc.*	4,816	213,975
Hilton Worldwide Holdings, Inc.	1,455	204,966
Hyatt Hotels Corp., Class A*	1,802	201,445
InterContinental Hotels Group PLC (United Kingdom)(a)	3,223	214,652
Marriott International, Inc., Class A	1,256	208,546
Playa Hotels & Resorts NV*	23,101	221,770
Wyndham Hotels & Resorts, Inc.	2,734	185,502
Total Lodging		2,196,300

REITS – 22.0%
Apple Hospitality REIT, Inc.	9,261	143,731
Chatham Lodging Trust	7,821	82,042
Gaming and Leisure Properties, Inc.	2,053	106,879
Host Hotels & Resorts, Inc.	4,936	81,395
Park Hotels & Resorts, Inc.	16,599	205,164
Service Properties Trust	20,474	203,921
VICI Properties, Inc.	3,657	119,291
Total REITS		942,423

Total Common Stocks
(Cost $4,083,422)		4,242,159

MONEY MARKET FUND – 1.5%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 4.49%(b)
(Cost $65,025)	65,025	65,025

Total Investments – 100.5%
(Cost $4,148,447)		4,307,184
Liabilities in Excess of Other Assets – (0.5%)		(20,523)
Net Assets – 100.0%		$4,286,661

PLC - Public Limited Company

REITS - Real Estate Investment Trusts

*	Non-income producing security.

(a)	American Depositary Receipt.
(b)	Rate shown reflects the 7-day yield as of March 31, 2023.

ADVISORSHARES HOTEL ETF

Schedule of Investments (continued)

March 31, 2023 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of March 31, 2023, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$4,242,159	$-	$-	$4,242,159
Money Market Fund	65,025	-	-	65,025
Total	$4,307,184	$-	$-	$4,307,184

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Commercial Services	3.8%
Entertainment	7.2
Internet	14.8
Lodging	51.2
REITS	22.0
Money Market Fund	1.5
Total Investments	100.5
Liabilities in Excess of Other Assets	(0.5)
Net Assets	100.0%